EX-10.i.2

                          AMERICAN FAMILY COOKIES, INC.

                             SUBSCRIPTION AGREEMENT

      The undersigned hereby acknowledges receipt of the Prospectus dated ________,2002 of American Family Cookies, Inc. and the undersigned hereby subscribes in accordance with the terms and conditions specified in the Prospectus to the following number of Shares.

           (A) Number of Shares subscribed for ____________________.

           (A) Price per Share: $2.00.

           (A) Total subscription price (Line A x Line B) $_________________.

      Enclosed is either (a) my check, bank draft or postal or express money order, for the full subscription price stated on Line C above, which has been made payable to "Continental Stock Transfer & Trust Company, as Escrow Agent" for the benefit of American Family Cookies, Inc., or (b) the Swift of RABA wire transfer confirmation assigned by my bank to my payment and confirmed to me by my bank.

           The wire instructions are as follows:

           Name: Continental Stock Transfer & Trust Co. aaf American Family Cookies, Inc.

           Or:        CST&T aaf American Family Cookies, Inc.

           Bank:      JP Morgan Chase Bank

           Account:   530-053861

           ABA#: 021000021

      It is understood that this Subscription is subject to allotment and American Family Cookies, Inc. reserves the right to reject all or any portion of this subscription in its sole discretion for any reason whatsoever by refunding all monies paid without interest. The cashing of any check, bank draft or postal or express money order will not be deemed to be an acceptance in the whole or in part of any subscription. In the event less than the minimum number of Shares are sold within the time allotted for such sale, along with any permitted extensions thereof, then the funds deposited in a special account will be promptly refunded in full without interest to the subscriber by the Escrow Agent, Continental Stock Transfer & Trust Company.

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Dated:____________________, 2002


-------------------------------                 -----------------------------
Subscriber - Print or Type Name                       Telephone Number


-------------------------------                 -----------------------------
      Address - (Street)                            Taxpayer Identification
Number

-------------------------------                 -----------------------------
City        State      Zip Code                     Subscriber - Signature


                                                -----------------------------
                                                    Subscriber - Signature
                                                    (For joint subscribers)


                     THE SUBSCRIPTION AGREEMENT AND PAYMENT
                      FOR THE SHARES SHOULD BE RETURNED TO:

                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                                17 BATTERY PLACE
                                    8TH FLOOR
                               NEW YORK, NY 10004
                          ATTENTION: ESCROW DEPARTMENT


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             Please complete the following additional information
            (Incomplete Agreements May Result in Processing Delay)

1.    LEGAL FORM OF OWNERSHIP (CHECK ONE)

      [ ] Individual Ownership
      [ ] Joint Tenant with Right of Survivorship (both parties must sign)
      [ ] Tenants in Common (both parties must sign)
      [ ] Tenants by the Entireties (both parties must sign)
      [ ] Community Property (both parties must sign)
      [ ] Partnership
      [ ] Corporation
      [ ] Trust (date established)
      [ ] Uniform Transfer to Minor Act, State of ________________.
      [ ] Street Name (in the name of the Brokerage House or Clearing Agent)

      IF A TAX-EXEMPT ENTITY, PLEASE INDICATE TYPE AND DATE:

      [ ] IRA/KEOGH                   (date established)
      [ ] Benefit Plan                (date established)
      [ ] Qualified Retirement Plan   (date established)

2.    REGISTRATION

      Please print below the exact name(s) in which Shares are to be registered. Include Trust name(s) if applicable.

3.    REGISTRATION ADDRESS

      Name:__________________________________

      Address:_______________________________

      City/States:___________________________

      Zip:___________________________________


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                     TELEPHONE NUMBER(S) FOR CALL-BACKS AND
         PERSON(S) DESIGNATED TO CONFIRM FUNDS TRANSFER INSTRUCTIONS

If to Issuer:

            NAME                                      TELEPHONE NUMBER
            ----                                      ----------------

1.    ____________________________                    _______________________

2.    ____________________________                    _______________________

3.    ____________________________                    _______________________

If to Depositor see Subscription Agreement.


Telephone call-backs shall be made to each Issuer and Depositor if joint instructions are required pursuant to this Subscription Agreement.

(Wire transfers of funds MUST identify the name of the subscriber or the name of the person sending the wire transfer.)